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Below are excerpted pages from the May 2016 issue of Alaska Beyond Magazine, the inflight magazine for Alaska Airlines.

May 2016 YOUR COMPLIMENTARY COPY
Alaska Beyond
Magazine
MAY
2016
Flying better together
Creating the premier airline for people on the West Coast
TEAMING UP: Alaska Airlines buys Virgin America, p. 42.
ENTERTAINMENT: Bachelor winner Lauren B., p. 56.
TRAVEL: Destination: Seattle, p. 81.

Alaska
Beyond
MAY 2016
DEPARTMENTS
9 Spirit of Alaska
A message from Alaska Airlines CEO Brad Tilden.
14 What’s New
News from Alaska Airlines.
15 The People Behind the Spirit
Flight Attendant Contesa Diaz-Nicolaidis. By Paul Frichtl
18 Journal
Notes on life around the Alaska Airlines route system.
Edited by Ben Raker
133 Advertiser Information
Connect with our advertisers.
167 Education
The EMBA Difference.
By Elizabeth M. Economou
172 Mileage Plan Adventures
London’s Changing Skyline.
By David Armstrong
179 Alaska Airlines Flyer Guide
Travel tips, flight information, Mileage Plan, air safety, route maps, vacations and more.
193 Sudoku Puzzles
194 Crossword Puzzle
197 Autos
2016 Chevy Malibu: Family Form.
By Bengt Halvorson
208 Photo Page
FEATURES
42 Flying Better Together
Alaska Airlines and Virgin America create the premier airline on the West Coast. By Paul Frichtl
48 Showcase 2016
Winners of our 24th-annual photo contest.
56 Love Is in the Air
Lauren Bushnell wins the heart of
The Bachelor.
By Kathryn Drury Wagner
66 Vintage Personalities
Winemakers of the West Coast.
By Nicholas O’Connell and Jim Gullo
136 Savory Sojourns
Delectable destination dining.
152 Authentic Hawai‘i Cuisine
Enjoying traditional dishes of The Aloha State. By Tiffany Hill
DESTINATION SEATTLE
S4 Art and Soul
Public artworks reflect the city’s personality and spirit.
S16 Eastside Story
Exceptional recreation, from Snoqualmie Falls to Woodinville wines to Bellevue blossoms.
S25 Day Trips
Great excursions from Seattle.
S27 More Recreation Centers
Attractions, lodging and dining in Greater Seattle neighborhoods.
S35 New around the Sound
A sampling of the many happenings in the area.
S43 Seattle Sports
Exciting upcoming seasons.
S45 Itinerary
Must-see events this spring and summer.
56
Cover: The iconic tails of Alaska Airlines and Virgin America. See “Flying Better Together,” starting on page 42.
Contents: Glass sculptures at Chihuly Garden and Glass; see “Art and Soul,” page S4. Lauren Bushnell poses with her “Bachelor,” Ben Higgins; see “Love Is in the Air,” page 56.
MAY 2016 ALASKA BEYOND MAGAZINE 5

Spirit of Alaska
To the future
On April 4, we announced our plan to combine with Virgin America to create the premier airline for people living on the West Coast. This is a big change and one that I believe will be incredibly positive for our customers, employees and communities. I’d like to tell you why I think this is the case.
If you’re reading this, you’ve likely been flying with us for some time and feel connected—I hope in a positive way—with the people of Alaska Airlines. We’re very proud of that, and of what we’ve built together: A safe airline. An airline that operates on time. An airline with a unique, more personal customer experience, coupled with low fares. An airline that makes its communities stronger, believes in its employees and does right by them. And, finally, an airline that performs well financially, enabling us to grow and reinvest in our business.
That’s exactly what this merger is about—an incredible platform to grow our business and, therefore, better serve our customers. Today, Alaska flies to 112 destinations in 32 states and four countries. But our presence is strongest in the Pacific Northwest and Alaska, so those are the places where we can best satisfy our customers’ travel needs. We currently don’t have the utility in other regions to be the “go-to” airline for customers for every trip.
To illustrate this idea, let’s look at SFO (San Francisco International Airport). Today, Alaska flies to just one of the top 10 destinations out of SFO. The merged Alaska and Virgin America will fly to all 10. With Alaska’s strong base of traffic originating in the Pacific Northwest and in Alaska, and to some extent in Hawai‘i, and with Virgin America’s strong presence in California, the combined carrier will be well positioned to become the premier, go-to airline for anyone living on the West Coast.
It’s worth noting that our industry is consolidating and changing. Just four airlines control 84 percent of revenue in the U.S.—and Alaska is not among them. Given this changing industry structure, we believe that additional scale and presence along the West Coast will give us the best opportunity to be a strong, prosperous and independent airline well into the future, and a viable competitor to the much larger network carriers.
Now, what about fares and service? Well, our two airlines have thrived in an extremely competitive environment by running solid operations, by providing excellent service and by offering low fares. That’s our secret sauce, and we have no intention of messing with the recipe! If you’ve traveled with both Alaska and Virgin America, you know that the onboard experience differs a bit. This merger will give us what is maybe a once-in-a-career opportunity to look under the hoods, compare the products, talk to customers and make decisions that we believe are best for everyone who depends on us.
We know you probably have a lot of other questions, about things like mileage programs, award benefits and more. We’re working on those things and will have lots of news to share with you in the months to come. But one thing we’ve learned in our 84-year history is that what’s good for our customers is good for business. We believe that with this merger we can continue to provide great service, low fares, and a safe and on-time flying experience—and add to that more destinations and a strong, prosperous future.
Thank you for flying with us.
Please turn to page 205 to read a Cautionary Statement Regarding Forward-Looking Statements, Important Additional Information About the Merger and Where to Find It, and Participants in the Solicitation, or visit FlyingBetterTogether.com.
Brad Tilden, Chief Executive Officer
ALASKAAIR.COM 9

Brad Tilden, Jefe Ejecutivo
Spirit of Alaska
Hacia el futuro
El 4 de abril, anunciamos nuestro plan para fusionarnos con Virgin America con el fin de crear la aerolínea más importante para los habitantes de la costa oeste. Esto implica un gran cambio, el cual creo que será
sumamente positivo para nuestros clientes, empleados y comunidades. Me gustaría explicarle por qué lo creo así.
Si está leyendo estas líneas, es probable que ya haya volado con nosotros anteriormente y se sienta de alguna forma conectado, de manera positiva espero, con el personal de Alaska Airlines. Estamos muy orgullosos de eso y de lo que hemos construido juntos: Una aerolínea segura. Una aerolínea que opera a tiempo. Una aerolínea que ofrece una experiencia al cliente única y más personal, además de tarifas económicas. Una aerolínea que fortalece sus comunidades, cree en sus empleados y hace lo correcto a través de ellos. Y por último, una aerolínea con un buen desempeño financiero que nos permite crecer y reinvertir en nuestro negocio.
Y de esto justamente se trata la fusión: de una increíble plataforma para el crecimiento de nuestra empresa, y por consiguiente, servir mejor a nuestros clientes. Hoy, Alaska vuela a 112 destinos de 32 estados y cuatro países. Pero como nuestra presencia es más fuerte en la región Noroeste del Pacífico y el estado de Alaska, es allí donde hoy podemos satisfacer mejor las necesidades de viajar de nuestros clientes. Actualmente, carecemos de servicio en otras regiones para ser la aerolínea preferida por los clientes en cada uno de sus viajes.
Para ejemplificar esta idea, veamos lo que sucede en el Aeropuerto Internacional de San Francisco (SFO). Hoy, Alaska vuela a solo uno de los 10 destinos principales fuera del SFO. La fusión entre Alaska y Virgin America permitirá volar a los 10. Con la sólida base de tráfico de origen que posee Alaska en el Noroeste del Pacífico, en el estado de Alaska
y, en cierta medida, Hawái, y la fuerte presencia de Virgin America en California, la fusión de ambas compañías tendrá una oportunidad clara para dar origen a la aerolínea principal, de preferencia para todas las personas que habitan la costa oeste.
Vale la pena mencionar que nuestra industria se está consolidando y cambiando. Ahora, solo cuatro aerolíneas controlan el 84 por ciento de los ingresos en EE.UU., y Alaska no es una de ellas. Debido a estos cambios en la estructura del sector, creemos que una mayor escala y presencia a lo largo de la costa oeste nos dará mejores oportunidades de ser una aerolínea fuerte, próspera e independiente en el futuro, y un competidor viable para las compañías aéreas con redes mucho más grandes.
Ahora bien, ¿qué sucederá con las tarifas y el servicio? Nuestras dos aerolíneas han sabido prosperar en un entorno sumamente competitivo, dirigiendo operaciones sólidas, proporcionando un excelente servicio y ofreciendo tarifas bajas. Estos son nuestros ingredientes secretos y no tenemos intención de cambiarlos. Si ha viajado con Alaska y con Virgin America, sabe que la experiencia a bordo es un tanto diferente. Esta fusión nos dará la oportunidad única, quizás, de examinar las operaciones, comparar los productos, hablar con los clientes y tomar las decisiones que consideremos más acertadas para quienes dependen de nosotros.
Sabemos que quizá tenga muchas otras preguntas, como las relacionadas con programas de millas, beneficios de premios, etc. Estamos trabajando en ello y tendremos muchas novedades para compartir al respecto en los próximos meses. Pero si hay algo que aprendimos en nuestros 84 años de trayectoria, es que lo que es bueno para los clientes también es bueno para los negocios. Creemos que con esta fusión podremos seguir proporcionando un excelente servicio, tarifas bajas, y una experiencia de vuelo segura y a tiempo, a lo que se añade un mayor número de destinos y un fuerte y próspero porvenir.
Gracias por volar con nosotros.
10 MAY 2016 ALASKA BEYOND

Flying better together
Creating the premier airline for people on the West Coast
By Paul Frichtl
42 ALASKA BEYOND MAGAZINE MAY 2016

COURTESY: VIRGIN AMERICA
Alaska Airlines and
Virgin America fly young fleets.
Alaska: Boeing 737s.
Virgin: Airbus A320 family.
Flight attendants working the red-eye flight from Seattle to Newark on the morning of April 4 disembarked with big news buzzing in their ears, news that had only been released at 3 A.M. through a companywide news alert.
Alaska Airlines had reached an agreement to purchase San Francisco–based Virgin America.
As Donna Engelbardt and her fellow flight attendants entered the gate area, a Virgin America crew approached; they wanted to take photos with the first Alaska crew they met.
“We all hugged, and we welcomed them to our family,” Engelbardt said. “It was a moment that was touching and exciting.” The photo of the two smiling crews quickly went out on social media, immediately liked by hundreds of Alaska employees searching for more information on the purchase, excited by the opportunities that the combination of two of the West Coast’s favorite airlines presents for not only employees but customers as well.
The agreement came unexpectedly for most, and the truth is, the work is only just beginning. Final approval of the $2.6 billion cash deal by Virgin America shareholders and federal regulators is expected to come by January 1, 2017. It then may be more than another year—first quarter, 2018—before the two airlines are granted a single operating certificate by the U.S. Department of Transportation. Until then, Alaska and Virgin America operate independently.
On the day of the announcement, Alaska basked in the accomplishment and the possibilities. CEO Brad Tilden quickly credited “the foundation of strength forged by 15,000 employees working together” for making the transaction possible, and noted, “This transaction will make us the premier airline for people living on the West Coast.”
MAY 2016 ALASKA BEYOND MAGAZINE 43

This merger is a big deal. Alaska currently operates about 1,000 departures each day. Virgin America would instantly add more than 200 departures, creating greater frequency out of key cities already served by Alaska and introducing new destinations across North America. The idea is to create an airline that becomes the go-to carrier on the West Coast, and to do so in such a way that the combined airline will continue serving customers as an independent airline for many years to come.

The resulting company will retain the Alaska Airlines name, will be headquartered in Seattle, and will be managed by the executive team currently led by Tilden. The combined company becomes the fifth-largest airline in the country, flying 39 million passengers each year, with annual revenue totaling more than $7 billion. The expanded route network would utilize more than 280 aircraft, one of the youngest fleets in the country.

"Simply put, this deal puts Alaska Airlines squarely on the national map, something that would have taken years to accomplish on our own," Tilden said.

The result is a network with strength in all the major American cities on the West Coast, and greatly enhances service for customers flying East. Key to that is the addition of Virgin America's presence in San Francisco and Los Angeles. With 39 million people, California has three times the combined population of the Pacific Northwest states, and it represents the airline's single largest opportunity.

Through this acquisition, Alaska will be able to offer customers new or improved access—coast to coast—to important destinations such as Dallas; Washington, DC; and New York's JFK and LaGuardia airports—airports that are so busy and competitive that it can take years for an airline to secure a gate for new service.

Alaska also has an opportunity to grow and improve its award-recognized Mileage Plan loyalty program, ranked "Highest in Customer Satisfaction with Airline Loyalty Rewards Programs" for the past two consecutive years by J.D. Power. As the airlines eventually combine, Virgin America's Elevate program will merge into Mileage Plan—ranked the No. 1 rewards program by *U.S. News & World Report* for the last two years. While awaiting regulatory clearance, Mileage Plan members will continue to enjoy earning and redeeming miles on Alaska's 16 airline partners, while Elevate members will continue to earn and redeem

By the Numbers

	Alaska Airlines	Virgin America
Annual Revenue	$5.6 billion	$1.5 billion
Annual Passengers	32 million	7 million
Pre-Tax Profit	$1.3 billion	$200 million
Frequent-Flyer Programs	Alaska Airlines Mileage Plan™	Virgin America Elevate®
Member Lounge	Alaska Lounge	Virgin America Loft at LAX
Destinations	112 destinations 1,000 total daily departures	24 destinations 200 total daily departures
Hub Cities	Seattle Anchorage Portland	San Francisco Los Angeles
Employees	15,200	3,000
Fleets	219 aircraft Modern, all-Boeing mainline fleet Average fleet age: 10 years	60 aircraft Modern, all-Airbus fleet Average fleet age: 6 years



Profile: Alaska Airlines

Alaska's excellence in service has its roots in its long history in the state of Alaska. The airline started in 1932 with a frontier flyer named Linious "Mac" McGee, who flew his single-engine Stinson aircraft into the bush to deliver supplies for miners, trappers and adventurers. The pilots of the day embodied the can-do spirit of the backcountry—the willingness to do whatever was needed to help out a neighbor. By 1944, a string of more than a dozen mergers among small airlines had resulted in the name Alaska Airlines.

Along the way, Alaska has proved to be a proud and determined survivor. Following the Airline Deregulation Act of 1978, many airlines succumbed to the new competitive environment. While mergers and bankruptcies filled the headlines, Alaska sought opportunities, launching new service into California, Arizona, Mexico and more. The company acquired Pacific Northwest regional carrier Horizon Air in 1986 and Long Beach, California–based Jet America in 1987, but it has remained distant from the acquisitions market since.

In the first decade of this century, Alaska was one of the few U.S. airlines that refused to reorganize under the protections of bankruptcy law. Instead, it embarked on a campaign to cut costs and improve efficiencies. The company focused on becoming an innovator and leader—on the Internet, at the ticket counter, in the baggage area and on the flight deck—while maintaining one of the strongest balance sheets in the industry. It chose to grow organically, spreading its route system to Hawai'i and the East Coast one well-calculated route at a time.

CEO Brad Tilden credits the airline's commitment to safety, to customers, to investors and to its people with making the deal with Virgin America possible—a deal that will make Alaska Airlines the fifth-largest airline in the country.

MAY 2016 ALASKA BEYOND MAGAZINE 45

Expanded Route Network

● Alaska Airlines Network
● Virgin America Network

points with Virgin America. Customers can continue to fly Virgin America and its partners and accrue points as normal, until the plans combine, and be confident that all points earned prior to or after the transaction announcement will be reflected in new or existing Alaska Mileage Plan accounts.

"We'll be looking thoughtfully at both our current portfolio of codeshare and frequent-flyer partnerships and Virgin America's to ensure that we provide the greatest available network as a combined company," says Sangita Woerner, Vice President, Marketing, at Alaska Airlines.

Already, the two airlines consistently rank at the top of a wide range of industry surveys. Alaska has been ranked Highest in Customer Satisfaction Among Traditional Carriers eight years in a row by J.D. Power, most recently in 2015. It has been rated the most on-time airline in North America for six years and counting by the industry tracker FlightStats, and the No. 1 airline in the U.S. by *The Wall Street Journal* the last three years in a row.

WSJ's No. 2 overall performer for 2014 and '15? Virgin America. The carrier consistently ranks at the top of *Condé Nast Traveler*'s Readers' Choice Awards and *Travel + Leisure*'s World's Best Awards for domestic airlines and first class/business experiences.

"Virgin America has built an incredible brand experience," Woerner says. "They've built an emotionally engaging brand, and we have great respect for that. ... We will be examining each of those elements closely and thoughtfully over the coming months and years as we work to understand Virgin America's customers and their needs, and why they love their airline."

WHILE THE EXCITEMENT of joining the operations is palpable, the two airlines remain committed to taking the time to ensure the merging of the two operations plays to the strengths of each.

"By combining the two airlines, we will be better positioned to deliver more choice for our customers," Tilden says. "I'm excited about the airline we're going to become when the deal is done."

Please turn to page 205 to read a Cautionary Statement Regarding Forward-Looking Statements, Important Additional Information About the Merger and Where to Find It, *and* Participants in the Solicitation, *or visit FlyingBetterTogether.com.*

Growing California

Service to Top 10 markets from San Francisco/SFO

SFO to:	Alaska Today	Alaska + Virgin America
New York/JFK		√
Los Angeles/LAX		√
Las Vegas		√
Chicago		√
Boston		√
Seattle	√	√
Newark		√
San Diego		√
Denver		√
Washington/Dulles		√

Service to Top 10 markets from Los Angeles/LAX

LAX to:	Alaska Today	Alaska + Virgin America
New York/JFK		√
San Francisco		√
Chicago		√
Seattle	√	√
Las Vegas		√
Denver		
Newark		√
Honolulu		√
Boston		√
Atlanta		



Profile: Virgin America

Virgin America is a young airline. It took to the skies over San Francisco in 2007, created by the diverse Virgin business group led by British business magnate Richard Branson.

Virgin America launched proclaiming a mission "to make flying good again." The new carrier quickly caught the attention of the travel industry as well as flyers living in California, and almost immediately started winning industry best-in-class awards. Recognition includes Best Domestic Airline in *Condé Nast Traveler*'s Readers' Choice Awards and *Travel + Leisure*'s World's Best Awards for the past eight consecutive years.

Today Virgin America is noted for its mood-lit cabins, Wi-Fi on every plane, custom leather seats with power outlets, and a seatback entertainment system that allows passengers to order food and beverages from their seats through the system's touch-screen. Known as Red, the system similarly can order up movies, music and live TV, and streams services such as Netflix.

MAY 2016 ALASKA BEYOND MAGAZINE 47

JUNEAU AK
Glacier Landings
Flightseeing
Dog Sledding
TEMSCO
HELICOPTERS, INC.
Juneau: 1-877-789-9501
Skagway: 907-983-2900
www.temscoair.com
Come to Sitka, Alaska for a week of exploration, inquiry, and adventure!
Sitka Arts & Science Festival
Session I: July 16-23, 2016
Session II: July 23-30, 2016
www.sitkafestival.org
workshops // excursions // accommodations
Continued from page 47
Cautionary Statement Regarding Forward-Looking Statements
This communication contains forward-looking information about Alaska Airlines, Virgin America and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “intend” or “anticipate” or the negative thereof, and may include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of Virgin America and/or Alaska Airlines. Alaska Airlines and Virgin America caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may differ materially from those contained in any forward-looking statements. Such risks and uncertainties include: the failure to obtain Virgin America stockholder approval of the proposed transaction; the possibility that the closing conditions to the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of anticipated synergies and the timing thereof; risks related to the disruption of the transaction to Virgin America and its management; the effect of announcement of the transaction on Virgin America’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties; labor costs and relations, general economic conditions, increases in operating costs including fuel, inability to meet cost reduction goals, an aircraft accident, and changes in laws and regulations. These risks and others relating to Alaska Airlines and Virgin America are described in greater detail in their respective SEC filings, including (i) as to Alaska Airlines, Alaska Airlines’ Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Alaska Airlines with the SEC after the date thereof, and (ii) as to Virgin America, Virgin America’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Virgin America with the SEC after the date thereof. Alaska Airlines and Virgin America make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.
Important Additional Information About the Merger and Where to Find It
This communication may be deemed to be solicitation material in respect of the merger of Virgin America with a wholly owned subsidiary of
Alaska Air Group. Virgin America intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement in preliminary and definitive form, in connection with the solicitation of proxies for the merger. The definitive proxy statement will contain important information about the proposed merger and related matters. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF VIRGIN AMERICA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIRGIN AMERICA AND THE MERGER. Stockholders will be able to obtain copies of the proxy statement and other relevant materials (when they become available) and any other documents filed by Virgin America with the SEC for no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement from Virgin America by contacting Virgin America’s Investor Relations Department by telephone at (650) 762-7000, by mail to Virgin America Inc., Attention: Investor Relations Department, 555 Airport Boulevard, Burlingame, California 94010, or by going to Virgin America’s Investor Relations page on its corporate website at http://ir.virginamerica.com.
Participants in the Solicitation
Alaska Air Group, Virgin America and certain of their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Virgin America’s stockholders in respect of the merger. Information concerning the ownership of Virgin America securities by Virgin America’s directors and executive officers is included in their SEC filings on Forms 3, 4, and 5, and additional information about Virgin America’s directors and executive officers is also available in Virgin America’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 25, 2016, and is supplemented by other public filings made, and to be made, with the SEC by Virgin America. Information concerning Alaska Air Group’s directors and executive officers is available in Alaska Air Group’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on April 1, 2016. Other information regarding persons who may be deemed participants in the proxy solicitation, including their respective interests by security holdings or otherwise, will be set forth in the definitive proxy statement that Virgin America intends to file with the SEC. These documents can be obtained free of charge from the sources indicated above.
JD Power Details
Alaska Airlines received the highest numerical score in the proprietary J.D. Power 2008–2015 North America Airline Satisfaction StudiesSM among traditional carriers (tied in 2008) and in the J.D. Power 2014–2015 Airline Loyalty Rewards Program Satisfaction Report. 2015 Airline Study based on responses from 11,354 passengers who flew on a major N. American airline between March 2014–March 2015. 2015 Airline Loyalty Report based on 3,073 responses and measures the opinions of members with their current airline loyalty rewards program. Results based on experiences and perceptions of consumers surveyed from April 2014–March 2015. Your experiences may vary. Visit jdpower.com.
MAY 2016 ALASKA BEYOND MAGAZINE 205

Additional Information About the Merger and Where to Find It

This communication may be deemed to be solicitation material in respect of the merger of Virgin America with a wholly owned subsidiary of Alaska Air Group. On April 22, 2016, Virgin America filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the merger. When completed, a definitive proxy statement will be filed with the SEC and mailed to stockholders of Virgin America and will contain important information about the proposed merger and related matters. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF VIRGIN AMERICA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIRGIN AMERICA AND THE MERGER. Stockholders will be able to obtain copies of the proxy statement and other relevant materials (when they become available) and any other documents filed by Virgin America with the SEC for no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement from Virgin America by contacting Virgin America’s Investor Relations Department by telephone at (650) 762-7000, by mail to Virgin America Inc., Attention: Investor Relations Department, 555 Airport Boulevard, Burlingame, California 94010, or by going to Virgin America’s Investor Relations page on its corporate website at http://ir.virginamerica.com.

Participants in the Solicitation

Alaska Air Group, Virgin America and certain of their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Virgin America’s stockholders in respect of the merger. Information about Virgin America’s directors and executive officers is available in Virgin America’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 25, 2016. Information concerning Alaska Air Group’s directors and executive officers is available in Alaska Air Group’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on April 1, 2016. Other information regarding persons who may be deemed participants in the proxy solicitation, including their respective interests by security holdings or otherwise, was set forth in the preliminary proxy statement Virgin America filed with the SEC on April 22, 2016 and may be updated or supplemented in the definitive proxy statement that Virgin America intends to file with the SEC. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking information about Alaska Airlines, Virgin America and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “likely,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “estimate,” “intend” or “anticipate” or the negative thereof, and may include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of Virgin America and/or Alaska Airlines. Alaska Airlines and Virgin America caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may differ materially from those contained in any forward-looking statements. Such risks and uncertainties include: the failure to obtain Virgin America stockholder approval of the proposed transaction; the possibility that the closing conditions to the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of anticipated synergies and the timing thereof; risks related to the disruption of the transaction to Virgin America and its management; the effect of announcement of the transaction on Virgin America’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties; labor costs and relations, general economic conditions, increases in operating costs including fuel, inability to meet cost reduction goals, an aircraft accident, and changes in laws and regulations. These risks and others relating to Alaska Airlines and Virgin America are described in greater detail in their respective SEC filings, including (i) as to Alaska Airlines, Alaska Airlines’ Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Alaska Airlines with the SEC after the date thereof, and (ii) as to Virgin America, Virgin America’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Virgin America with the SEC after the date thereof. Alaska Airlines and Virgin America make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.